EXHIBIT 99.1

                                 NO. 2002-08825


ENTERTAINMENT TECHNOLOGIES &           |            IN THE DISTRICT COURT
PROGRAMS, INC.                         |
     PLAINTIFF                         |
                                       |
                                       |
VS.                                    |            151ST JUDICIAL DISTRICT
                                       |
                                       |
                                       |
JAMES DOUGLAS BUTCHER,                 |
     DEFENDANT.                        |            HARRIS COUNTY, TEXAS
                                       |



                          PLAINTIFF'S ORIGINAL PETITION
                          -----------------------------

     COMES NOW Entertainment Technologies & Programs, Inc., and files its Original Petition against James Douglas Butcher, and would show the Court as follows:

                                DISCOVERY LEVEL
                                ---------------

     1. Plaintiff shall conduct this case as a level two case under the Texas Rules of Civil Procedure.

                                 NATURE OF CASE
                                 --------------

     2. This is a suit seeking damages and injunctive relief based upon the violation of covenant not to compete, breach of fiduciary duty, breach of contract, and conversion.

                                    PARTIES
                                    -------

     3. Plaintiff Entertainment Technologies & Programs, Inc., is a corporation organized and existing under the laws of the State of Delaware and duly authorized to conduct business in Texas.


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     4. Defendant James Douglas Butcher is an individual residing in Harris
County, Texas, who may be served with process at his residence at:


                                    480 Kirby
                        Taylor Lake Village, Texas 77586


                                  JURISDICTION
                                  ------------

     5. This Court has jurisdiction over this matter pursuant to the Texas Constitution, article 5 8, the Texas Government Code 24.007, and the Texas Civil Practice and Remedies Code 65.021.

                                      VENUE
                                      -----

     6. Venue is proper in Harris County, Texas, pursuant to the Texas Civil Practice and Remedies Code, 15.001, et seq., because all or part of the cause of action accrued in Harris County.

                                      FACTS
                                      -----

     7. Butcher is the former President and Chief Executive Officer of ETPI. Butcher was employed under a written contract with ETPI and also served on its board of directors. Butcher's employment was terminated "for cause" under the terms of the employment contract. However, Butcher remained on the board of directors subsequent to his employment contract being terminated.

     8. During the course of Butcher's employment, ETPI discovered that he had committed numerous violations of his duties to the company as an employee, officer, and director.

                            BREACH OF FIDUCIARY DUTY
                            ------------------------


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     9. Butcher owed ETPI a fiduciary duty by virtue of his status as an officer and  director  of  ETPI.


     10. Butcher breached his duty to ETPI.

     11. Butcher's breach of his fiduciary duty resulted in damage to ETPI and/or benefit to Butcher.

                               BREACH OF CONTRACT
                               ------------------


     12. There exists a valid contract between Butcher and ETPI.

     13. Butcher breached this contract. As a result of Butcher's breach, ETPI suffered damage.

                        BREACH OF COVENANT NOT TO COMPETE
                        ---------------------------------

     14. ETPI and Butcher entered into a personal services agreement, separate from a covenant not to compete.

     15. The covenant not to compete was ancillary to, or, part of the agreement at the time the agreement was made.

     16. The covenant's limitations were reasonable as to each of the following: time, geographical area, and scope of the activity to be restrained.

     17. The covenant's limitations do not impose a greater restraint than is necessary to protect ETPI's business interest.

                                      FRAUD
                                      -----

     18. Butcher made representations to ETPI. These representations were material.

     19. These representations were false.


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     20. Butcher knew when the representations were made that the representations were false, or, made the representations as a positive assertion, and, without knowledge of its truth. Butcher made the representations with the intent that ETPI act on the representations. The misrepresentations caused injury to ETPI.

                                   CONVERSION
                                   ----------

     21. ETPI owned, possessed, or had the right of immediate possession of the property.

     22. The property was personal property.

     23. Butcher exercised dominion or control over the property; and ETPI suffered injury.

                                     PRAYER
                                     ------

WHEREFORE, Plaintiff requests that:

     1. Defendant be cited to appear and show cause and that after hearing a temporary injunction be issued enjoining Defendant from violating the restrictive covenants contained in his employment contract.

     2. A permanent injunction be ordered on final trial of this cause, enjoining Defendant from violating the restrictive covenants contained in his employment contract.

     3. Plaintiff have judgment for the costs of suit.

     4. Actual damages as determined by the trier of fact;

     5. Exemplary damages;


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     6. Attorneys fees; and

     7. For such other and further relief to which Plaintiff may be justly entitled.


        Respectfully submitted,


                                  WALKER & RICE
                                  1001 E. Southmore Ave., Suite 912
                                  Pasadena, Texas 77502
                                  Telephone: (713)920-2147
                                  Fax: (713)920-2151


                                  By:
                                  Darren Rice
                                  State Bar No. 16827550
                                  Michael Wisdom
                                  State Bar No. 00792921

                                  ATTORNEY FOR PLAINTIFF


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